Exhibit 10.2

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT #2 TO

LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

This Amendment #2 to LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (“Amendment”), is entered into between Syndax Pharmaceuticals, Inc., a Delaware corporation having a place of business at 400 Totten Pond Road, Suite 110, Waltham, MA 02451 USA (“Syndax”) and Kyowa Hakko Kirin Co., Ltd., a Japanese corporation having a place of business at 1-9-2, Otemachi, Chiyoda-ku, Tokyo 100-0004, Japan (“KHK”), effective as of January 16, 2017 (the “Amendment Effective Date”).

Reference is made to that the LICENSE, DEVELOPMENT AND COMMERCIALIZATION AGREEMENT by and between Syndax and KHK entered into as of December 19, 2014 (“Agreement”), as previously amended. As of the Amendment Effective Date, the Agreement is hereby further amended as set forth in this Amendment. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

The parties agree that the following new sentences are hereby added at the end of Section 4.4:

“Syndax shall use best efforts to ensure that a laboratory *** at the Medical Oncology Branch, Center for Cancer Research, National Cancer Institute (“NCI”), which has performed or is performing analyses of blood samples from one or more Clinical Trials on Entinostat for Syndax under the Cooperative Research and Development Agreement #836 “Preclinical and Clinical Development of MS-275 (NSC-706995), a Histone Deacetylase Inhibitor, as an Anti-Cancer Agent” (CRADA), will, pursuant to KHK’s request, perform analyses of blood samples from one or more Territory Trials in Japan on Entinostat being conducted by KHK (or its licensees) and provide to KHK the data developed or generated therefrom. Unless otherwise agreed upon between Syndax and KHK, the cost of such analyses of blood samples to be paid to NCI shall be the following:

(a)	Total cost will be USD *** for *** samples. If the number of sample is more than *** samples, additional costs will be USD *** per sample.

(b)	Syndax will pay to NCI USD *** as an initial payment upon the execution of the amendment #12 of the CRADA with NCI. Syndax will pay to NCI the remaining cost, USD *** plus the additional costs for more than *** samples (if necessary), when NCI has completed the measurement.

(c)	The total cost shall not exceed USD *** without the express written consent of Syndax and KHK.

Further, Syndax shall use best efforts to ensure that NCI will keep the documents of the results for and on behalf of KHK at least for *** after the end of such blood sample analyses.

Subject to the foregoing, the cost of such work for analyses of blood samples from the Territory Trials and document retention will be borne by KHK using the following procedure:

Payment for such support will be *** in connection with performing such analyses and document retention, due on a ***. Syndax will pay to NCI the *** for such work, and KHK agrees to reimburse Syndax for such cost no later than *** after receipt of invoice(s) detailing same. Unless otherwise agreed between Syndax and KHK, the maximum amount to be reimbursed by KHK shall be USD ***.”

All other terms, obligations and conditions of the Agreement shall remain in full force and effect.

This Amendment may be executed in one or more counterparts by the parties by a person having authority to bind the party, each of which when executed and delivered by facsimile, electronic transmission or by mail delivery, will be an original and all of which shall constitute but one and the same Amendment.

Syndax Pharmaceuticals, Inc.		Kyowa Hakko Kirin Co., Ltd.

By:	/s/ Allan Shaw	By:	/s/ Tamao Watanabe

Name:	Allan Shaw	Name:	Tamao Watanabe

Title:	CFO	Title:	Effective Officer,
Director,
Head of Business Development Department

Date:	January 18, 2017	Date:	January 16, 2017

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2